UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023

Apellis Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38276	27-1537290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Fifth Avenue Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 977-5700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On December 14, 2023, Apellis Pharmaceuticals, Inc. (“Apellis”) provided an update on the ongoing review of its marketing authorization application, or MAA, for intravitreal pegcetacoplan for the treatment of geographic atrophy secondary to age-related macular degeneration by the Committee for Medicinal Products for Human Use, or the CHMP, of the European Medicines Agency.

Following an oral explanation meeting on December 13, Apellis was informed of a negative trend vote on the MAA for pegcetacoplan. Apellis expects the CHMP to adopt a negative opinion at its next meeting, which is scheduled to be held January 22-25, 2024. If a negative opinion is adopted, Apellis plans to appeal the outcome and seek re-examination of the opinion.

Forward-Looking Statements

Statements in this Current Report on Form 8-K about future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the appeal and re-examination of the MAA if CHMP issues a negative opinion for intravitreal pegcetacoplan. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including whether the benefit/risk profile of SYFOVRE following the reported events of retinal vasculitis will impact our commercialization efforts; whether SYFOVRE will receive approval from foreign regulatory agencies for GA when expected or at all, including the impact on the likelihood and timing of such approvals; and other factors discussed in the “Risk Factors” section of Apellis’ Annual Report on Form 10-K with the Securities and Exchange Commission on February 21, 2023 and Quarterly Report on Form 10-Q filed on November 1, 2023 and the risks described in other filings that Apellis may make with the Securities and Exchange Commission. Any forward-looking statements contained in this press release speak only as of the date hereof, and Apellis specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apellis Pharmaceuticals, Inc.

Date: December 14, 2023	By:	/s/ Timothy Sullivan
Timothy Sullivan
Chief Financial Officer